Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.
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Supplement dated December 17, 2012

To

Prospectus dated April 27, 2012
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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).  This supplement is part of, and should be read in conjunction with, the Prospectus.  The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650.  Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses.  You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.
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This supplement amends the Prospectus as follows:

Management

The table immediately before the section captioned “Interested Directors” under the section “Management — Board of Directors” is amended by replacing the row containing the following text: “Frederick M. Goltz — 41 — 2012” with “Erik A. Falk — 43 — 2012”.  Furthermore, the biographical information relating to Mr. Frederick M. Goltz in the third and fourth paragraphs of the section captioned “Interested Directors” under the section “Management — Board of Directors” is replaced with the following:

Erik A. Falk serves as a Director, a position he has held since December 14, 2012.  Mr. Falk, a Member of KKR, joined KKR in 2008 and is its co-head of leveraged credit, as well as a member of the Portfolio Management Committee of KKR Asset Management LLC (“KAM”). Previously, Mr. Falk was a portfolio manager with responsibility across KAM’s credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products.  Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc., where he was most recently global co-head of the Securitized Products Group.  Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department.  Mr. Falk holds a B.S. and M.S. from Stanford University.

Mr. Falk was selected as one of our two interested directors because of his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership.  Mr. Falk also possesses experience in developing and executing operational improvements and conducting due diligence, which we believe will be invaluable to the oversight of our portfolio investment processes.

The second paragraph under the section “Management — Our Investment Advisors and Executive Officers” is amended by changing the reference to “Messrs. Sittema and Goltz” to “Messrs. Sittema and Falk”.  In addition, the biographical summary for Mr. Robert A. Bourne under the section “Management — Our Investment Advisors and Executive Officers” is amended by deleting it in its entirety and replacing it with the following:

Robert A. Bourne serves as a director of CNL Fund Advisors Company. Mr. Bourne also serves as director and vice chairman of CNL Financial Group and as director and/or an officer of various affiliates of CNL Financial Group, including CNL Capital Markets Corp., CNL Securities Corp., and CNL Bancshares, Inc. Previously Mr. Bourne served as CNL Financial Group’s president from 1995 to November 2006 and treasurer from 1984 to March 2006 and served as CNL Securities Corp.’s chief executive officer from 2004 to December 2009. Mr. Bourne served as a director, vice chairman of the board of directors, and treasurer of CNL Lifestyle Properties, Inc., a public, non-traded real estate investment trust from 2003 to 2012 and currently serves as a director of CNL Lifestyle Advisor Corporation, its adviser. Mr. Bourne served as a director, vice chairman of the board of directors, and treasurer of CNL Healthcare Trust, Inc., a public, non-traded real estate investment trust from 2010 to 2012 and currently serves as a director and vice chairman of the board of directors of CNL Healthcare Corp., its adviser. Mr. Bourne served as chief executive officer of Global Growth Trust, Inc. from 2008 to 2012 and Global Income Trust, Inc. from 2009 to 2012, both of which are public, non-traded REIT’s. Mr. Bourne previously served as a director and vice chairman of the board of directors of multiple real estate investment trusts, including CNL Hotels & Resorts, Inc., CNL Retirement Properties, Inc., Trustreet Properties, Inc., and CNL Restaurant Properties, Inc. and was trustee and chairman of the board of trustees of The CNL Funds, an open-end mutual fund. Mr. Bourne currently serves on the Lake Highland Preparatory School Foundation board of directors; Steadman Philippon Research Institute board of directors. Mr. Bourne graduated with honors from Florida State University with a B.A. in Accounting.

This supplement further amends the Prospectus as follows:

As previously disclosed, Steven D. Shackelford will become our company’s President, effective January 1, 2013.  In addition, Mr. Shackelford has been appointed as president and investment committee member of CNL Fund Advisors Company, which is our investment advisor.  In these roles, he will lead all investment and operating activities for us and CNL Fund Advisors Company.  Mr. Shackelford joined CNL Financial Group in 1996 and since that time has served as chief financial officer and/or chief operating officer for multiple companies affiliated with CNL Financial Group where he focused on strategic, financial and operational management and gained extensive expertise in leading and managing public companies.  Specifically, from March 2009 to December 2012, Mr. Shackelford served as chief financial officer of Global Growth Trust, Inc. and Global Income Trust, Inc., which are public, non-traded real estate investment trusts.  From March 2007 to October 2009, Mr. Shackelford served as chief financial officer and chief operating officer of CNL Real Estate Advisors Company, an affiliate of CNL.  From February 2005 to February 2007, Mr. Shackelford served as chief financial officer and chief operating officer of Trustreet Properties, Inc., which at the time traded on the NYSE under the ticker symbol TSY and was the largest company of its kind in the United States.  Prior to Trustreet, Mr. Shackelford served as chief operating officer and executive vice president of CNL Restaurant Properties, Inc., which he joined in September 1996 after 10 years with Price Waterhouse, where he was senior manager in the national office as well as the Paris, France office.  Mr. Shackelford received his undergraduate degree in accounting and an M.B.A. from Florida State University.  He is a certified public accountant.

Andrew A. Hyltin, our current Chief Executive Officer and President, will continue to hold office as our Chief Executive Officer following Mr. Shackelford’s appointment.

In addition to the changes described above, Deryck A. Harmer, currently our Senior Vice President, will leave our company and assume an executive role within CNL Capital Markets. Furthermore, Nathan P. Headrick has been appointed our Senior Vice President, effective January 1, 2013.  Mr. Headrick also will serve as our General Counsel, and continue to serve in his current position as our Chief Compliance Officer.